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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                          ----------------------------



         Date of Report (Date of earliest event reported): March 2, 1998



                                 FORCENERGY INC
             (Exact name of Registrant as specified in its charter)



            Delaware                                   0-26444                                     65-0429338
  (State or other jurisdiction                  (Commission File No.)                           (I.R.S. Employer
        of incorporation)                                                                      Identification No.)


                                 Forcenergy Inc
                         2730 S.W. 3rd Avenue, Suite 800
                            Miami, Florida 33129-2237
               (Address of principal executive offices) (Zip Code)


                                 (305) 856-8500
              (Registrant's telephone number, including area code)


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Item 5.         Other Events

     On March 2, 1998, Forcenergy Inc issued an earnings release which is attached hereto as Exhibit 99.1 and incorporated herein by reference.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               Forcenergy Inc



                                                By: /s/ E. Joseph Grady
                                                    ---------------------
                                                    E. Joseph Grady,
                                                    Vice President and Chief
                                                      Financial Officer


Date: March 6, 1998